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                                                                   EXHIBIT 10.48

                          ANTHONY CRANE RENTAL, L.P.

                 FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

     This FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this "Amendment") is dated as of June 30, 1999 and entered into by and among ANTHONY CRANE RENTAL, L.P., a Pennsylvania limited partnership ("Company"), ANTHONY CRANE RENTAL HOLDINGS, L.P., a Pennsylvania limited partnership ("Holdings"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP") as arranger and syndication agent (in such capacity, "Syndication Agent"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders") and FLEET NATIONAL BANK ("Fleet"), as administrative agent for Lenders (in such capacity, "Administrative Agent") and Fleet as collateral agent for Lenders (in such capacity, "Collateral Agent") (such agreement as amended, supplemented or otherwise modified from time to time, the "Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Agreement and in the amendments contained in Section 1 hereof.

                                   RECITALS

     WHEREAS, Company requested that Requisite Lenders agree to (i) revise the applicable margins in respect of the Term Loans; and (ii) revise certain definitions in respect thereof.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO AGREEMENT

1.1  Amendments to Section 1:  Definitions
     -------------------------------------

     A. Subsection 1.1 of the Agreement is hereby amended by the addition of the following definition, which shall be inserted in proper alphabetical order:

          "First Amendment" means that certain First Amendment to this Agreement dated as of June 30, 1999.

          "First Amendment Effective Date" has the meaning assigned to that term in the First Amendment.
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     B.  Subsection 1.1 of the Agreement is hereby further amended by deleting the definitions of "Applicable Base Rate Margin" and "Applicable Eurodollar Rate Margin" in their entirety and substituting the following therefor:

          "Applicable Base Rate Margin" means prior to the First Amendment Effective Date 1.75% per annum and on and from the First Amendment Effective Date 2.50% per annum.

          "Applicable Eurodollar Rate Margin" means prior to the First Amendment Effective Date 2.75% per annum and on and from the First Amendment Effective Date 3.50% per annum.

SECTION 2.  CONDITIONS TO EFFECTIVENESS

     Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date").

     A. Notification. Syndication Agent shall have notified each of the Lenders, Company and Holdings on or before July 2, 1999, that this Amendment shall have become effective.

     B. Execution. Company, Holdings, Subsidiary Guarantors and Requisite Lenders shall have executed this Amendment.

     C. Necessary Consents. Company shall have obtained all material consents necessary or advisable in connection with this Amendment.

SECTION 3.  COMPANY'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Agreement in the manner provided herein, each of Holdings, Company, and Subsidiary Guarantors represents and warrants to each Lender on the date hereof that the following statements are true, correct and complete:

     A. Corporate Power and Authority. Each of Holdings, Company, and Subsidiary Guarantors has all requisite corporate or partnership (as applicable) power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under the Agreement as amended by this Amendment (the "Amended Agreement") and the other Loan Documents to which it in a party.

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     B.  Authorization of Agreements.  The execution and delivery of this
Amendment and the performance of the Amended Agreement and the other Loan Documents to which such Person is a party have been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each of Holdings, Company, and Subsidiary Guarantors.

     C. No Conflict. The execution and delivery by each of Holdings, Company, and Subsidiary Guarantors of this Amendment and the performance by each of Holdings, Company, and Subsidiary Guarantors of the Amended Agreement and the other Loan Documents, to which each is a party, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to each of Holdings, Company, and Subsidiary Guarantors, the Certificate or Articles of Incorporation or Bylaws (or other analogous organizational document) of each of Holdings, Company, and Subsidiary Guarantors or any order, judgment or decree of any court or other agency of government binding on each of Holdings, Company, and Subsidiary Guarantors, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of each of Holdings, Company, and Subsidiary Guarantors, other than could not reasonably be expected to have a Material Adverse Effect (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each of Holdings, Company, and Subsidiary Guarantors (other than any Permitted Encumbrances or Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each of Holdings, Company, and Subsidiary Guarantors, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and disclosed in writing to Lenders other than could not reasonably be expected to have a Material Adverse Effect.

     D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by each of Holdings, Company, and Subsidiary Guarantors of the Amended Agreement and the other Loan Documents to which such Person is a party do not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E. Binding Obligation. This Amendment, the Amended Agreement and the Subsidiary Guaranties have been duly executed and delivered by each of Holdings, Company, and Subsidiary Guarantors to which such Person is a party and are the legally valid and binding obligations of each of Holdings, Company, and Subsidiary Guarantors, enforceable against such Person in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

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SECTION 4.  ACKNOWLEDGMENT AND CONSENT

     Each of Anthony Crane International, L.P., Anthony Crane Sales and Leasing, L.P., Anthony Crane Capital Corporation and Anthony Crane Holdings Capital Corporation is a party to the Subsidiary Guaranty and Pledge and Security Agreement, and Holdings is a party to the Holdings Guaranty and the Pledge and Security Agreement, in each case as amended through the First Amendment Effective Date, pursuant to which each of Anthony Crane International, L.P., Anthony Crane Sales and Leasing, L.P., Anthony Crane Capital Corporation and Anthony Crane Holdings Capital Corporation has (i) guarantied the Obligations and (ii), created Liens in favor of Lenders on certain Collateral to secure its obligations under the Subsidiary Guaranty (in the case of Subsidiary Guarantors) and the Holdings Guaranty (in the case of Holdings). Anthony Crane International, L.P., Anthony Crane Sales and Leasing, L.P., Anthony Crane Capital Corporation, Anthony Crane Holdings Capital Corporation and Holdings are collectively referred to herein as the "Credit Support Parties", and the Subsidiary Guaranty, the Holdings Guaranty and the Pledge and Security Agreement are collectively referred to herein as the "Credit Support Documents".

     Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Agreement and this Amendment and consents to the amendment of the Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations", as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations", as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement, the Term Notes and the other Loan Documents, all as defined therein.

Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability and shall not be impaired or limited by the execution or effectiveness of this Amendment.

     Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party (other than Holdings) is not required by the terms of the Agreement or any other Loan Document to consent to the amendments to the Agreement effected pursuant to this Amendment and (ii) nothing in the Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Agreement.

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SECTION 5.  MISCELLANEOUS

     A.  Reference to and Effect on the Agreement and the Other Loan Documents.
         ---------------------------------------------------------------------

          (i) On and after the First Amendment Effective Date, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Agreement, and each reference in the other Loan Documents to the "Agreement", "thereunder", "thereof" or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

          (ii) Except as specifically amended by this Amendment, the Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Agreement or any of the other Loan Documents.

     B.  Headings.  Section and subsection headings in this Amendment are
         --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     C.  Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
         --------------
PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     D.  Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                   [Remainder of page intentionally left blank]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

     COMPANY:         ANTHONY CRANE RENTAL, L.P..

                      By:   ACR Management LLC, as its general partner

                      By:  ______________________________________
                           Name:
                           Title:

     HOLDINGS ANTHONY CRANE RENTAL HOLDINGS, L.P. as Holdings and as a Credit Support Party

                      By:   ACR Management LLC, as its general partner

                      By:  ______________________________________
                           Name:
                           Title:

                      Notice Address:

                      Anthony Crane Rental, L.P.
                      1165 Camp Hollow Road
                      West Mifflin, PA 15122
                      Attention:  Chief Financial Officer

                      Telephone:  (412) 469-3700
                      Facsimile:  (412) 469-0691

                      with a copy to:

                      Bain Capital, Inc.
                      Two Copley Place
                      Boston, MA 02116
                      Attention:  Paige Dailey
                      Telephone  (617) 572-3261
                      Facsimile:  (617) 572-3274

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                      and:
                      Kirkland & Ellis
                      200 East Randolph Drive
                      Chicago, IL 60601
                      Attention:      Christopher  Butler
                      Telephone       (312) 861-2298
                      Facsimile:      (312) 861-2200

CREDIT SUPPORT        ANTHONY CRANE INTERNATIONAL,
PARTIES:              L.P.
                      as a Credit Support Party

                      By:     Anthony International Equipment Services Corpora-
                      tion, as its general partner

                      By:
                           -------------------------------------------------
                      Name:
                      Title:

                      ANTHONY CRANE SALES AND LEASING, L.P.
                      as a Credit Support Party

                      By: Anthony Sales and Leasing Corporation, as its general partner

                      By:  ______________________________________
                           Name:
                           Title:

                      ANTHONY CRANE CAPITAL CORPORATION
                      as a Credit Support Party

                       By:  ______________________________________
                            Name:
                            Title:
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                      ANTHONY CRANE HOLDINGS CAPITAL CORPORATION
                      as a Credit Support Party

                      By:  ______________________________________
                           Name:
                           Title:


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AGENTS AND LENDERS:

                              GOLDMAN SACHS CREDIT PARTNERS L.P.,
                              individually as a Lender and as Syndication Agent

                              By: __________________________________________
                                  Authorized Signatory

                              Notice Address:

                              Goldman Sachs Credit Partners L.P.
                              c/o Goldman, Sachs & Co.
                              85 Broad Street
                              New York, New York 10004
                              Attention:  John Makinos
                              Telephone:  (212) 902-5977
                              Facsimile:  (212) 357-4597

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                              FLEET NATIONAL BANK,

                              individually as a Lender and as Administrative Agent and Collateral Agent

                              By:     ____________________________________
                                      Name: Mark S. Pelletier
                                      Title: Vice President

                              Notice Address:

                              Fleet National Bank
                              One Federal Plaza
                              MA/OF/D07C
                              Boston, MA 02110
                              Attention:    Timothy J. Callahan
                              Telephone:    (617) 346-0339
                              Facsimile:    (617) 346-5833

                              with a copy to:

                              Fleet National Bank
                              One Federal Plaza
                              MA/OF/D07C
                              Boston, MA 02110
                              Attention:   Guy Smith/Mark Pelletier
                              Telephone:   (617) 346-0441
                              Facsimile:   (617) 346-4806


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                              FIRST DOMINION FUNDING I
                              as a Lender

                              By:     ____________________________________
                                      Name:
                                      Title:

                              Notice Address:

                              First Dominion Capital
                              1330 Avenue of the Americas, 38th floor
                              New York, NY  10019

                              Attention:  Andrew Marshak/Tom Flannery
                              Telephone:  212-603-8500
                              Facsimile:  212-603-8505

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                              FIRST DOMINION FUNDING II
                              as a Lender

                              By:     ____________________________________
                                      Name:
                                      Title:

                              Notice Address:

                              First Dominion Capital
                              1330 Avenue of the Americas, 38th floor
                              New York, NY  10019

                              Attention:  Andrew Marshak/Tom Flannery
                              Telephone:  212-603-8500
                              Facsimile:  212-603-8505

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                              TORONTO DOMINION (NEW YORK), INC.
                              as a Lender

                              By:     ____________________________________
                                      Name:
                                      Title:

                              Notice Address:

                              Toronto Dominion (New York)
                              909 Fannin Street
                              Ste. 1700
                              Houston, TX  77010

                              Attention:  Sonja Jordan
                              Telephone:  713-653-8244
                              Facsimile:  713-652-0914

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                              MERRILL LYNCH DEBT STRATEGIES
                              PORTFOLIO
                              as a Lender
                              By: Merrill Lynch Asset Management, L.P.,
                                  As Investment Advisor

                              By:     ____________________________________
                                      Name:
                                      Title:

                              Notice Address:

                              C/o Merrill Lynch Asset Management
                              800 Scudders Mill Road-Area 1B
                              Plainsboro, New Jersey 08536

                              Attention:   Colleen Wade
                              Telephone:  (609) 282-4165
                              Facsimile:  (609) 282-3542


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                              MERRILL LYNCH DEBT STRATEGIES FUND II, INC.
                              as a Lender

                              By:     ____________________________________
                                      Name:
                                      Title:

                              Notice Address:

                              c/o Merrill Lynch Asset Mangement
                              800 Scudders Mill Road - Area 1B
                              Plainsboro, New Jersey 08536

                              Attention:  Colleen Wade
                              Telephone:  (609) 282-4165
                              Facsimile:  (609) 282-3542

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                              MERRILL LYNCH GLOBAL INVESTMENT
                              SERIES: INCOME STRATEGIES PORTFOLIO
                              as a Lender
                              By: Merrill Lynch Asset Management, L.P., as
                                  Investment Advisor

                              By:     ____________________________________
                                      Name:
                                      Title:

                              Notice Address:

                              c/o Merrill Lynch Asset Management
                              800 Scudders Mill Road - Area 1B
                              Plainsboro, New Jersey 08536

                              Attention:  Colleen Wade
                              Telephone:  (609) 282-4165
                              Facsimile:  (609) 282-3542

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